Exhibit 99.2 NASDAQ: TIPT Investor Presentation - Second Quarter 2020 August 2020 Financial information for the three and six months ended June 30, 2020

Disclaimers LIMITATIONS ON THE USE OF INFORMATION This presentation has been prepared by Tiptree Inc. and its consolidated subsidiaries (“Tiptree", "the Company" or "we”) solely for informational purposes, and not for the purpose of updating any information or forecast with respect to Tiptree, its subsidiaries or any of its affiliates or any other purpose. Tiptree reports a non-controlling interest in certain operating subsidiaries that are not wholly owned. Unless otherwise noted, all information is of Tiptree on a consolidated basis before non-controlling interest. Neither Tiptree nor any of its affiliates makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein and no such party shall have any liability for such information. These materials and any related oral statements are not all-inclusive and shall not be construed as legal, tax, investment or any other advice. You should consult your own counsel, accountant or business advisors. Performance information is historical and is not indicative of, nor does it guarantee future results. There can be no assurance that similar performance may be experienced in the future. SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS This document contains "forward-looking statements" which involve risks, uncertainties and contingencies, many of which are beyond Tiptree's control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained herein that are not clearly historical in nature are forward-looking, and the words "anticipate," "believe," "estimate," "expect,“ “intend,” “may,” “might,” "plan," “project,” “should,” "target,“ “will,” "view," or similar expressions are intended to identify forward-looking statements. Such forward-looking statements include, but are not limited to, statements about Tiptree's plans, objectives, expectations and intentions. The forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, many of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecast in the forward-looking statements. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including, but not limited to those described in the section entitled “Risk Factors” in Tiptree’s Annual Report on Form 10-K, and as described in the Tiptree’s other filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as to the date of this release. The factors described therein are not necessarily all of the important factors that could cause actual results or developments to differ materially from those expressed in any of our forward-looking statements. Other unknown or unpredictable factors also could affect our forward-looking statements. Consequently, our actual performance could be materially different from the results described or anticipated by our forward-looking statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Except as required by the federal securities laws, we undertake no obligation to update any forward-looking statements. MARKET AND INDUSTRY DATA Certain market data and industry data used in this presentation were obtained from reports of governmental agencies and industry publications and surveys. We believe the data from third-party sources to be reliable based upon our management’s knowledge of the industry, but have not independently verified such data and as such, make no guarantees as to its accuracy, completeness or timeliness. NOT AN OFFER OR A SOLICIATION This document does not constitute an offer or invitation for the sale or purchase of securities or to engage in any other transaction with Tiptree, its subsidiaries or its affiliates. The information in this document is not targeted at the residents of any particular country or jurisdiction and is not intended for distribution to, or use by, any person in any jurisdiction or country where such distribution or use would be contrary to local law or regulation. NON-GAAP MEASURES In this document, we sometimes use financial measures derived from consolidated financial data but not presented in our financial statements prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). Certain of these data are considered “non-GAAP financial measures” under the SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Management's reasons for using these non-GAAP financial measures and the reconciliations to their most directly comparable GAAP financial measures are posted in the Appendix. 1

Overview & Financial Highlights

Overview

YTD Financial Results

Revenue
$328.9 million
(12.3)% vs. prior year

Net loss[1]
$(56.1) million
vs. prior year income of $16.5 million

Operating EBITDA[2]
$38.0 million
50.2% vs. prior year

Book Value per share[2]
$9.97
(11.7)% vs. 6/30/19

Year-to-date 2020 highlights

Overall

- ☑ Operating EBITDA of $38.0 million, up 50% driven by growth in insurance business and improved returns in Tiptree Capital
- ☑ Cash and cash equivalents of $80.6 million as of June 30, 2020, of which $70.2 million resides outside our statutory insurance companies
- ☑ Year-over-year total return of (11.7)%[3], with quarterly of +2.9%, driven by unrealized mark-to-market losses reflecting the market disruptions caused by COVID-19

Tiptree Insurance

- ☑ Gross written premium & equivalents[4] of $694 million, up 23%, driven by growth in warranty and specialty programs
  - Smart AutoCare (acquired in Jan'20), a vehicle warranty solutions provider in the U.S., contributed $106m of sales in warranty
  - Credit protection and warranty volumes slowed in Q2'20 as certain retail partners and auto dealers were impacted by the economic slowdown in Q2'20
- ☑ Stable Combined ratio of 92.6%, consistent with prior underwriting performance

Tiptree Capital

- ☑ Operating EBITDA grew year-over-year, supported by strong performance from our mortgage business and a full period of all five vessels in our shipping operation
- ☑ The suspension of Invesque's dividend in Apr'20 reduced Operating EBITDA, however, Invesque has continued to report stable operations with only limited rent deferrals during COVID-19

1 Net income before non-controlling interests which Includes continuing and discontinued operations.
2 For a reconciliation of Non-GAAP metrics Operating EBITDA and book value per share to GAAP financials, see the Appendix.
3 Defined as cumulative dividends paid of $0.16 per share plus book value per share as of June 30, 2020
4 Premium equivalents are the base used to calculate the service fee income for non-insurance products. This base includes the amount charged to end consumers for a warranty or a car club membership.

TiptreeInc.
3

Financial Results

($ in millions, except per share information)

Consolidated financial metrics

	Q2'19	Q2'20	Q2'19 YTD	Q2'20 YTD
Total Revenues	$191.1	$199.2	$375.0	$328.9
Net income (loss) before NCI	$12.2	$4.4	$16.5	$(56.1)
Diluted EPS	$0.32	$0.10	$0.43	$(1.64)
Operating EBITDA[1]	$12.7	$22.2	$25.3	$38.0
Total shares outstanding			34.5	33.7
Book Value per share[1]			$11.47	$9.97

Key drivers

Highlights:

- YTD Revenues up 16.9%, excluding investment gains and losses, driven by improvement in Insurance top-line results (including Smart Auto acquisition)
- Stable growth in insurance underwriting income & Operating EBITDA
- Strong growth in volumes and margins in our mortgage operations

Challenges:

- Unrealized mark to market losses on our Invesque common shares
- Invesque dividend suspension impacted results beginning in Q2'20

Operating EBITDA to Pre-tax Income Bridge



Year-to-date (Q2'20 YTD)
$38.0
$(70.6)
$(19.6)
$(8.1)
$(11.2)
$(3.6)
$(2.2)
$(77.3)
QTD YTD
$ 7.8 $ (15.4) Equities (non-Invesque) & other losses
$ (2.2) $ (4.2) Mark-to-market loss on MSR portfolio
Quarterly (Q2'20)
$22.2
$(11.9)
$5.6
$(4.3)
$(5.9)
$(1.9)
$0.7
$4.5
Operating EBITDA
Invesque Unrealized Gains (Losses)
Unrealized & Realized Gains (Losses)[2]
Depreciation & Amortization
Corporate Interest Expense
Stock Based Compensation Expense
Transaction Costs & Debt Extinguishment expense
Total Pre-tax Income (Loss)

TiptreeInc.

1 See the appendix for a reconciliation of Non-GAAP metrics including Operating EBITDA and Book Value per share.
2 Excludes Mortgage realized and unrealized gains and losses - Performing and NPLs

4

KPIs - Underlying Operations Remain Resilient

($ in millions, except per share information)

Tiptree Operating EBITDA[1]



1H'20 up 50% over PY
Tiptree Capital
Tiptree Insurance
Corporate
$14.4
4.4
15.6
(5.6)
$16.5
2.3
19.4
(5.2)
$12.6
4.7
13.7
(5.8)
$12.7
3.6
14.8
(5.7)
$17.3
7.0
16.0
(5.7)
$21.0
7.5
18.8
(5.3)
$15.8
6.1
14.3
(4.6)
$22.2
11.8
14.7
(4.3)
Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20

Insurance Premiums & Equivalents[2]



1H'20 up 23% over PY, 9% ex. acquisition
Services/other
Specialty
Warranty
Credit protection
$295
10
49
65
171
$310
11
47
81
171
$251
13
25
71
142
$315
15
36
93
171
$372
33
44
104
191
$362
26
34
112
190
$390
25
49
145
171
$304
38
57
97
112
Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20

Insurance Deferred Revenues and Unearned Premiums



Q2'20 up 42% over PY, 11% ex. acquisition
Specialty
Warranty
Credit protection
$627
56
188
383
$675
59
214
402
$664
45
224
395
$726
49
251
426
$790
62
278
450
$849
62
310
477
$1,033
70
486
477
$1,033
81
512
440
Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20

TiptreeInc.

1 See the appendix for a reconciliation of Non-GAAP measures including Operating EBITDA.
2 Premium equivalents are the base used to calculate the service fee income for non-insurance products. This base includes the amount charged to end consumers for a warranty or a car club membership.

5

1H'20 up 50% over PY 45% (ex. Operating Performance acquisition) ($ in millions, except per share information) Q2'20 Capital Allocation & Annual Performance Comparison Q2'20 Last Twelve Month Highlights Tiptree Total 1 Operating EBITDA of $76.3m, up 35.5% from Q2 2019 Equity Capital1,2 Operating EBITDA • Return on average total capital (ROATC%) of 11.0% Business Lines Q2'20 Q2'20 Q2'19 LTM Q2'20 LTM Tiptree Insurance: 12.9% ROATC% Tiptree Insurance $275.4 $510.2 $63.5 $63.8 • Growth in insurance underwriting income and fee revenue - Underwriting Reduced by $53.1m of acquisition $45.7 $51.4 • Continued growth in unearned premiums and deferred revenue purchase price amortization - Investments (or $1.58 per share after-tax) $17.8 $12.4 (an indicator of future revenues) • Acquisition of Smart Auto to accelerate auto warranty growth Tiptree Capital $146.1 $146.1 $15.0 $32.4 Tiptree Capital: 18.6% ROATC% • Strong mortgage volumes and margins Corporate $(85.7) $37.6 $(22.2) $(19.9) • $7.6m of dividends received from Invesque (suspended in April'20) - Corporate expenses $(16.5) $(15.9) • Positive operating contributions from all investments - Corporate incentive comp expense $(5.7) $(4.0) Corporate: Total Tiptree $335.8 $693.9 $56.3 $76.3 • Stable corporate operating expenses with reduced incentive compensation accruals - Corporate interest expense2 $19.7 $21.0 - Total shares outstanding 34.5 33.7 1 See the appendix for a reconciliation of Non-GAAP metrics including Total Capital and Operating EBITDA. 2 Total Capital adds-back $178m Corporate Debt ($13.2m interest expense over LTM) and $56.8m accumulated amortization and acquisition costs (net of tax) in Tiptree Insurance and $123m Corporate Debt in Corporate ($7.8m interest expense over LTM). 6

Tiptree Insurance - Financial Performance Highlights

($ in millions)

Financial metrics

	Q2'19	Q2'20	Q2'19 YTD	Q2'20 YTD
Gross Written Premiums	$262.6	$212.7	$461.0	$489.5
Revenue	$154.4	$165.1	$309.0	$308.4
Pre-tax income (loss)	$12.0	$14.1	$20.1	$(13.0)
Net portfolio income (loss)[1]	$8.9	$12.8	$18.0	$(16.9)
Combined ratio[1]	92.7%	91.8%	93.2%	92.6%
Total Capital[1]			$466.5	$510.2
Unearned premiums & Deferred revenue			$726.2	$1,032.6

Insurance products



Operating EBITDA[1]
$28.5
$29.0
Investments
8.0
5.5
Insurance underwriting & fees
20.5
23.5
Q2'19 YTD
Q2'20 YTD



Net Written Premiums
$274.6
23.8
61.1
189.7
$232.9
41.8
Specialty
51.4
Warranty
139.7
Credit protection
Q2'19 YTD
Q2'20 YTD



Underwriting Margin[1]
$67.6
4.9
4.3
16.4
42.0
$82.3
6.0
Services/other
6.9
Specialty
28.5
Warranty
40.9
Credit protection
Q2'19 YTD
Q2'20 YTD

Q2'20 Highlights & Outlook

1. Continuing to expand through product offerings and onboarding new clients, with a focus on growth and stable profitability
   - $1,033m of unearned premiums and deferred revenue, representing 42.2% year-over-year growth (18.4% growth, ex. Smart AutoCare acquisition)
   - Net written premiums decreased by $41.7m, or 15.2% driven by lower volumes and reduced risk retention in credit protection programs
   - Consistent profitability with year-to-date combined ratio of 92.6%
   - Q2'20 credit protection & warranty premium sales impacted by COVID-19, expect to continue growth as economies re-open in second half 2020

2. Produced stable underwriting results
   - Underwriting margin of $82.3m, up 21.7%, driven by strong performance in warranty and specialty programs
   - Continued investment in strategic growth initiatives, including premium finance

3. Investment net portfolio loss of $16.9m, a reduction of $34.9m from prior year period
   - Decrease driven by realized and unrealized losses of $22.7m, versus gains of $10.4m in the prior year
   - Despite the unrealized marks, capital and liquidity remain strong

TiptreeInc.

1 See the appendix for a reconciliation of Non-GAAP measures underwriting margin, combined ratio, Operating EBITDA and Investment Net portfolio income to GAAP financials

8

Insurance Investment Portfolio ($ in millions) $545.7 Investment approach 118.8.2 $488.7 28.4 Other investments We manage our investment portfolio to achieve a balance of: 79.02 42.1 55.9 6.8 Real Estate • Short-term liquidity to cover claims obligations $410.1 47.8 17.0 23.5 14.6 Equities • Enhanced risk-adjusted returns through selective alternative investments 54.9 36.9 with a focus on longer-term higher yielding assets Corporate bonds2 124.0 12% 3 Total Fixed Income: $448m (AA) 86.1 Loans 0% 11% Cash & Equivalents — $48m 21.1 4 Cash & cash equivalents Government & Agency — $179m 13% Fixed income ETFs Fixed income ETFs — $55m 345.7 AAA — $47m 40% 269.1 Available for sale Securities 13% AA — $60m 234.4 A — $58m 11% BBB & below — $1m Q2'18 Q2'19 Q2'20 Year-to-date Financials1 Financial highlights $9.1 $7.7 $5.8 Net investment income 0.3 0.5 — Other income • Net investments grew $57m, or 11.7% from Q2'19, driven by growth in 5.6 3.6 (15.2) Realized gains (losses) net written premiums and the acquisition of Smart AutoCare (7.6) 2.2 (12.8) Unrealized gains (losses) (2.5) 4.6 5.3 Unrealized gains (losses) on AFS securities • Q2'20 QTD net portfolio income of $12.8m, representing a 2.4% quarterly (2.4) (0.6) — Interest expense yield as certain investments recovered from Q1'20 unrealized losses. $2.5 $18.0 $(16.9) Net Portfolio Income 0.6% 3.8% (3.1)% Total Return %5 • Q2'20 YTD unrealized and realized losses of $22.7m on securities at fair $(3.2) $5.4 $(28.6) Equity realized & unrealized gains (losses) value ($12.2m Invesque), compared to gains of $10.4m in Q2'19 YTD 1 See the appendix for a reconciliation of Non-GAAP measures Net Investments and Net Portfolio Income to GAAP financials. 2 Corporate bonds net of $49.4m of securities sold, not yet purchased. 3 Net of non-recourse asset based financing for 2018 period. 4 Cash and cash equivalents, plus restricted cash, net of due to/due from brokers, cash pledged for securities sold but not purchased, and borrowings under the revolving line of credit. See appendix for reconciliation to GAAP financials. 5 Total Return % represents the ratio of annualized net investment income, realized and unrealized gains (losses) (including on AFS securities which is included in AOCI) less investment portfolio interest expense to the average of the prior three quarters Net Investments. 9

Tiptree Capital - Financial Performance Highlights

($ in millions)

Invested Capital[1]



$163.7
38.6
103.3
21.8
Q2'18
$177.5
28.3
100.5
48.7
Q2'19
$146.1
36.8
35.2
74.1
Q2'20
Specialty finance & Other
Seniors Housing (Invesque/Care)[2]
Maritime transportation

Return on Invested Capital[1]

	Pre-tax income		Operating EBITDA	
	Q2'19 YTD	Q2'20 YTD	Q2'19 YTD	Q2'20 YTD
Senior living (Invesque)[2]	10.2	(55.9)	5.1	2.5
Maritime transportation	0.5	1.0	1.7	3.7
Specialty finance/other	6.9	6.7	1.5	11.7
Total	$17.6	$(48.2)	$8.3	$17.9

Q2'20 Highlights & Outlook

Seniors Housing (Invesque):

- $58.4m of negative marks on common shares relating to COVID-19 drove the YTD pre-tax loss
- Recently announced dividend suspension reduced YTD Operating EBITDA

Maritime transportation:

- Improvements driven by full six months of operations on vessels purchased in 2019
- Improving demand in dry-bulk sector as global economies re-open, while tanker rates begin to decline as demand for floating storage decreased

Specialty finance/other:

- Mortgage pre-tax income impacted by improved volumes and margins, partially offset by $4.2m of mark to market losses on MSR portfolio
- Mortgage origination volumes of $0.7B, up 72% year-over-year, contributing to Operating EBITDA of $11.7m
- Non-repeat gain on sale of $7.6m of CLO manager in Q2'19

TiptreeInc.

1 See the appendix for a reconciliation of Operating EBITDA and Invested Capital to GAAP financials.

2 17.0m of Invesque common shares, 2.9m shares held in the insurance company investment portfolio. On balance sheet at fair value - $42.3 million, $35.0 million in Tiptree Capital

11

Summary & Outlook

($ in millions)


Operating EBITDA[1]
$25.3
$38.0
Q2'19 YTD
Q2'20 YTD


BVPS & Dividends Paid[1]
Dividends paid (YTD)
Book value per share
$0.075
$11.47
$0.08
$9.97
Q2'19
Q2'20

Q2'20 year-to-date highlights

- ✓ Year-to-date returns negatively impacted by mark-to-market losses from broader market conditions, primarily senior housing
- ✓ Resilient underlying operational performance in first half 2020
- ✓ Continued execution on growth initiatives in our insurance operations, including integration of Smart AutoCare acquisition
- ✓ Despite unrealized marks, capital and liquidity remain strong

Looking ahead

1. Continue growth in insurance
   - Growth in written premiums while maintaining underwriting standards
2. Maintain focus on liquidity and business execution while navigating current market conditions
3. Focus on growing and improving long-term, net investment income

1 See the appendix for a reconciliation of Book value per share and Operating EBITDA to GAAP financials.

TiptreeInc.
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Appendix

Non-GAAP Reconciliations Operating EBITDA Management uses Operating EBITDA and book value per share as measurements of operating performance which are non-GAAP measures. Management believes the use of Operating EBITDA provides supplemental information useful to investors as it is frequently used by the financial community to analyze financial performance, and to analyze a company’s ability to service its debt and to facilitate comparison among companies. Management uses Operating EBITDA as part of its capital allocation process and to assess comparative returns on invested capital amongst our businesses and investments. The Company defines EBITDA as GAAP net income of the Company adjusted to add consolidated interest expense, consolidated income taxes and consolidated depreciation and amortization expense as presented in its financial statements. Operating EBITDA represents EBITDA adjusted to (i) subtract interest expense on asset-specific debt incurred in the ordinary course of its subsidiaries’ business operations, (ii) adjust for the effect of purchase accounting, (iii) adjust for certain non-cash fair value adjustments, (iv) any significant non-recurring expenses, (v) stock based compensation expense, (vi) less realized and unrealized gains and losses, and (vii) less third party non-controlling interests. Operating EBITDA is not a measurement of financial performance or liquidity under GAAP and should not be considered as an alternative or substitute for GAAP net income. Book value per share Management believes the use of book value per share provides supplemental information useful to investors as it is frequently used by the financial community to analyze company growth on a relative per share basis. Invested Capital and Total Capital Management evaluates the return on Invested Capital and Total Capital, which are non-GAAP financial measures, when making capital investment decisions. Invested Capital represents its total equity investment, including any re-investment of earnings, and acquisition costs, net of tax. Total Capital represents Invested Capital plus Corporate Debt. Management believes the use of these financial measures provide supplemental information useful to investors as they are frequently used by the financial community to analyze how the Company has allocated capital over-time and provide a basis for determining the return on capital to shareholders. Management uses both of these measures when making capital investment decisions, including reinvesting cash, and evaluating the relative performance of its businesses and investments. Insurance - Underwriting Margin We generally limit the underwriting risk we assume through the use of both reinsurance (e.g., quota share and excess of loss) and retrospective commission agreements with our partners (e.g., commissions paid adjust based on the actual underlying losses incurred), which manage and mitigate our risk. Period-over-period comparisons of revenues are often impacted by the PORCs and clients’ choice as to whether to retain risk, specifically with respect to the relationship between service and administration expenses and ceding commissions, both components of revenue, and the offsetting policy and contract benefits and commissions paid to our partners and reinsurers. Generally, when losses are incurred, the risk which is retained by our partners and reinsurers is reflected in a reduction in commissions paid. In order to better explain to investors the net financial impact of the risk retained by the Company of the insurance contracts written and the impact on profitability, we use the Non-GAAP metric - Underwriting Margin. Insurance - Combined Ratio Expressed as a percentage, the combined ratio represents the relationship of policy and contract benefits, commission expense (net of ceding commissions), employee compensation and benefits, and other expenses to net earned premiums, service and administrative fees, and other income. Investors use this ratio to evaluate our ability to profitably underwrite the risks we assume over time and manage our operating costs. As such, we believe that presenting underwriting margin and the combined ratio provides useful information to investors and aligns more closely to how management measures the underwriting performance of the business. Insurance Investment Portfolio - Net Investments and Net Portfolio Income In managing our investment portfolio we analyze net investments and net portfolio income, which are non-GAAP measures. Our presentation of net investments equals total investments plus cash and cash equivalents minus asset based financing of investments. Our presentation of net portfolio income equals net investment income plus realized and unrealized gains and losses and minus interest expense associated with asset based financing of investments. Net investments and net portfolio income are used to calculate average annualized yield, which management uses to analyze the profitability of our investment portfolio. Management believes this information is useful since it allows investors to evaluate the performance of our investment portfolio based on the capital at risk and on a non-consolidated basis. Our calculation of net investments and net portfolio income may differ from similarly titled non-GAAP financial measures used by other companies. Net investments and net portfolio income are not measures of financial performance or liquidity under GAAP and should not be considered a substitute for total investments or net investment income. 14

Non-GAAP Reconciliations - Operating EBITDA

($ in millions)	Three Months Ended June 30,		Six Months Ended June 30,	
	2020	2019	2020	2019
Net income (loss) attributable to common stockholders	$ 3.8	$ 11.8	$ (56.2)	$ 15.7
Add: net (loss) income attributable to non-controlling interests	0.7	0.4	0.1	0.8
Income (loss)	$ 4.5	$ 12.2	$ (56.1)	$ 16.5
Corporate debt related interest expense[1]	5.9	4.9	11.2	9.9
Consolidated income tax expense (benefit)	—	3.5	(21.2)	4.4
Depreciation and amortization expense[2]	4.3	3.1	8.1	6.1
Non-cash fair value adjustments	(0.9)	(0.2)	(0.6)	(0.2)
Non-recurring expenses[3]	0.1	—	2.7	2.0
Stock based compensation expense	1.9	1.6	3.6	3.0
Realized and unrealized (gain) loss[4]	6.3	(12.4)	90.2	(16.4)
Third party non-controlling interests[5]	0.1	—	0.1	—
Operating EBITDA	$ 22.2	$ 12.7	$ 38.0	$ 25.3

(1) Corporate debt interest expense includes interest expense from secured corporate credit agreements, junior subordinated notes and preferred trust securities. Interest expense associated with asset-specific debt in Tiptree Insurance and Tiptree Capital is not added-back for Operating EBITDA.

(2) Represents total depreciation and amortization expense less purchase accounting amortization related adjustments at our insurance companies. Following the purchase accounting adjustments, current period expenses associated with deferred costs were more favorably stated and current period income associated with deferred revenues were less favorably stated. Thus, the purchase accounting effect related to our insurance companies increased EBITDA above what the historical basis of accounting would have generated.

(3) Acquisition, start-up and disposition costs, including debt extinguishment, legal, taxes, banker fees and other costs.

(4) Adjustment excludes Mortgage realized and unrealized gains and losses - Performing and NPLs, as those are recurring in nature and align with those business models.

(5) Removes the Operating EBITDA associated with third party non-controlling interests. Does not remove the non-controlling interests related to employee-based shares.

TiptreeInc.

15

Non-GAAP Reconciliations - Operating EBITDA

($ in millions)	Trailing Twelve Months Ended June 30, 2020				Three Months Ended June 30, 2020				Three Months Ended June 30, 2019			
	Specialty Insurance	Tiptree Capital	Corporate Expenses	Total	Specialty Insurance	Tiptree Capital	Corporate Expenses	Total	Specialty Insurance	Tiptree Capital	Corporate Expenses	Total
Pre-tax income (loss)	$ 7.9	$ (44.7)	$ (32.3)	$ (69.1)	$ 14.1	$ (1.8)	$ (7.8)	$ 4.5	$ 12.0	$ 11.7	$ (7.9)	$ 15.8
Adjustments:												
Corporate debt related interest expense[1]	13.2	—	7.8	21.0	3.2	—	2.7	5.9	3.3	—	1.6	4.9
Depreciation and amortization expenses[2]	9.1	5.1	0.9	15.1	2.6	1.5	0.2	4.3	2.1	0.8	0.1	3.0
Non-cash fair value adjustments	—	(0.6)	—	(0.6)	—	(0.9)	—	(0.9)	—	(0.2)	—	(0.2)
Non-recurring expenses[3]	4.6	—	0.3	4.9	0.1	—	—	0.1	0.1	0.2	(0.3)	—
Stock-based compensation expense	2.6	1.0	3.4	7.0	0.5	0.8	0.6	1.9	0.7	0.1	0.8	1.6
Realized and unrealized (gain) loss[4]	26.4	71.6	—	98.0	(5.8)	12.1	—	6.3	(3.4)	(9.0)	—	(12.4)
Third party non-controlling interests[5]	—	—	—	—	—	0.1	—	0.1	—	—	—	—
Operating EBITDA	$ 63.8	$ 32.4	$ (19.9)	$ 76.3	$ 14.7	$ 11.8	$ (4.3)	$ 22.2	$ 14.8	$ 3.6	$ (5.7)	$ 12.7

($ in millions)	Six Months Ended June 30, 2020				Six Months Ended June 30, 2019			
	Specialty Insurance	Tiptree Capital	Corporate Expenses	Total	Specialty Insurance	Tiptree Capital	Corporate Expenses	Total
Pre-tax income (loss)	$ (13.0)	$ (48.1)	$ (16.2)	$ (77.3)	$ 20.1	$ 17.6	$ (16.8)	$ 20.9
Adjustments:								
Corporate debt related interest expense[1]	6.5	—	4.7	11.2	6.7	—	3.2	9.9
Depreciation and amortization expenses[2]	4.8	2.9	0.4	8.1	4.3	1.6	0.2	6.1
Non-cash fair value adjustments	—	(0.6)	—	(0.6)	—	(0.2)	—	(0.2)
Non-recurring expenses[3]	2.3	—	0.4	2.7	1.4	0.2	0.4	2.0
Stock-based compensation expense	0.8	1.0	1.8	3.6	1.3	0.2	1.5	3.0
Realized and unrealized (gain) loss[4]	27.6	62.6	—	90.2	(5.3)	(11.1)	—	(16.4)
Third party non-controlling interests[5]	—	0.1	—	0.1	—	—	—	—
Operating EBITDA	$ 29.0	$ 17.9	$ (8.9)	$ 38.0	$ 28.5	$ 8.3	$ (11.5)	$ 25.3

(1) Corporate debt interest expense includes interest expense from secured corporate credit agreements, junior subordinated notes and preferred trust securities. Interest expense associated with asset-specific debt in Tiptree Insurance and Tiptree Capital is not added-back for Operating EBITDA.

(2) Represents total depreciation and amortization expense less purchase accounting amortization related adjustments at our insurance companies. Following the purchase accounting adjustments, current period expenses associated with deferred costs were more favorably stated and current period income associated with deferred revenues were less favorably stated. Thus, the purchase accounting effect related to our insurance companies increased EBITDA above what the historical basis of accounting would have generated.

(3) Acquisition, start-up and disposition costs, including debt extinguishment, legal, taxes, banker fees and other costs.

(4) Adjustment excludes Mortgage realized and unrealized gains and losses - Performing and NPLs, as those are recurring in nature and align with those business models.

(5) Removes the Operating EBITDA associated with third party non-controlling interests. Does not remove the non-controlling interests related to employee-based shares.

TiptreeInc.

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Non-GAAP Reconciliations - BVPS, Invested & Total Capital, Insurance Investment Portfolio

($ in millions, except per share information)

	As of June 30, 2020	As of June 30, 2019
Total stockholders' equity	$ 347.2	$ 407.1
Less: Non-controlling interests	11.4	11.0
Total stockholders' equity, net of non-controlling interests	$ 335.8	$ 396.1
Total shares outstanding	33.7	34.5
Book value per share	$ 9.97	$ 11.47

Management uses Book value per share, which is a non-GAAP financial measure. Management believes the use of this financial measure provides supplemental information useful to investors as it is frequently used by the financial community to analyze company growth on a relative per share basis. Tiptree's book value per share was $9.97 as of June 30, 2020 compared with $11.47 as of June 30, 2019. Total stockholders' equity, net of other non-controlling interests for the Company was $335.8 million as of June 30, 2020, which comprised total stockholders' equity of $347.2 million adjusted for $11.4 million attributable to non-controlling interest at certain operating subsidiaries that are not wholly owned by the Company, such as Luxury and management interests in subsidiaries. Total stockholders' equity, net of other non-controlling interests for the Company was $396.1 million as of June 30, 2019, which comprised total stockholders' equity of $407.1 million adjusted for $11.0 million attributable to non-controlling interest at subsidiaries that are not wholly owned by the Company.

($ in millions)

	As of June 30, 2020	As of June 30, 2019
Total stockholders' equity	$ 347.2	$ 407.1
Less: Non-controlling interests	11.4	11.0
Total stockholders' equity, net of non-controlling interests - other	$ 335.8	$ 396.1
Plus Insurance accumulated depreciation and amortization, net of tax[1]	53.1	46.3
Plus: Acquisition costs	4.0	4.2
Invested Capital	$ 392.9	$ 446.6
Plus corporate debt[2]	301.0	230.2
Total Capital	$ 693.9	$ 676.8

Management evaluates the return on Invested Capital and Total Capital, which are non-GAAP financial measures, when making capital investment decisions. Invested capital represents its total cash investment, including any re-investment of earnings, and acquisition costs, net of tax. Total Capital represents Invested Capital plus Corporate Debt. Management believes the use of these financial measures provide supplemental information useful to investors as they are frequently used by the financial community to analyze how the Company has allocated capital over-time and provide a basis for determining the return on capital to shareholders. Management uses both of these measures when making capital investment decisions, including reinvesting distributable cash flow, and evaluating the relative performance of its businesses and investments.

(1) As of June 30, 2020, add-back of $77.0 million of accumulated intangible amortization at our insurance companies. On as exchanged basis, assumes 35% tax rate on total accumulated amortization before 2018 and 21% post 2018.
(2) Corporate debt consists of Secured Corporate Credit Agreements, plus preferred trust securities.

($ in millions)

	As of June 30, 2020	As of June 30, 2019	As of June 30, 2018
Total Investments	$ 547.3	$ 364.7	$ 482.5
Investment portfolio debt[1]	(17.6)	—	(93.5)
Securities sold, not yet purchased	(49.4)	—	—
Cash and cash equivalents	50.5	140.8	19.5
Restricted cash[2]	63.8	—	8.4
Receivable due from brokers[3]	—	3.4	—
Liability due to brokers[3]	(48.9)	(20.2)	(6.8)
Net investments - Non-GAAP	$ 545.7	$ 488.7	$ 410.1

($ in millions)

	Six Months Ended June 30, 2020	Six Months Ended June 30, 2019	Six Months Ended June 30, 2018
Net investment income	$ 5.8	$ 7.7	$ 9.1
Other income	—	0.5	0.3
Realized gains (losses)	(15.2)	3.6	5.6
Unrealized gains (losses)	(12.8)	2.2	(7.6)
Unrealized gains (losses) on AFS securities	5.3	4.6	(2.5)
Interest expense	—	(0.6)	(2.4)
Net portfolio income (loss)	$ (16.9)	$ 18.0	$ 2.5
Average Annualized Yield %[4]	(3.1)%	3.8%	(0.6)%

The insurance investment portfolio consists of insurance premiums written, cash generated from operations, and assets contributed by Tiptree. The investment portfolio of our regulated insurance companies, captive reinsurance company and warranty business are subject to different regulatory considerations, including with respect to types of assets, concentration limits, affiliate transactions and the use of leverage. Our investment strategy is designed to achieve attractive risk-adjusted returns across select asset classes, sectors and geographies while maintaining adequate liquidity to meet our claims payment obligations.

(1) For 2019 and 2020, consists of borrowings under the revolving line of credit at our insurance company. For the 2018 period, consists of asset-based financing on loans, at fair value including certain credit investments, net of deferred financing costs, see Note 11 - Debt, net for further details.
(2) Restricted cash available to invest within certain credit investment funds which are consolidated under GAAP.
(3) Receivable due from and Liability due to brokers for unsettled trades within certain credit investment funds which are consolidated under GAAP.
(4) Average Annualized Yield % represents the ratio of annualized net investment income, other income, realized and unrealized gains (losses) less investment portfolio interest expense to the average of the prior three quarters (five quarters for trailing twelve months) total investments less investment portfolio debt plus cash.

TiptreeInc.
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Non-GAAP Reconciliations - Insurance Combined Ratio, Underwriting Revenues & Margin

($ in millions)	Three Months Ended June 30,		Six Months Ended June 30,	
	2020	2019	2020	2019
Revenues:				
Net earned premiums	$ 107.3	$ 116.5	$ 228.6	$ 235.5
Service and administrative fees	42.9	26.7	86.6	52.6
Ceding commissions	4.6	3.1	11.1	5.6
Other income	2.4	1.0	4.3	1.8
Underwriting revenues - Non-GAAP	$ 157.2	$ 147.3	$ 330.6	$ 295.5
Less underwriting expenses:				
Policy and contract benefits	49.1	39.5	110.0	80.3
Commission expense	67.9	72.7	138.3	147.6
Underwriting margin - Non-GAAP	$ 40.2	$ 35.1	$ 82.3	$ 67.6
Less operating expenses:				
Employee compensation and benefits	15.0	12.1	32.0	24.1
Other expenses (excluding non-recurring expenses)	12.7	12.3	26.7	23.5
Combined Ratio	*91.8%*	*92.7%*	*92.6%*	*93.2%*
Plus investment revenues:				
Net investment income	2.3	3.4	5.8	7.7
Net realized and unrealized gains	5.6	3.7	(28.0)	5.8
Less other expenses:				
Interest expense	3.6	3.5	7.2	7.6
Non-recurring expenses	0.1	—	2.3	1.2
Depreciation and amortization expense	2.6	2.3	4.9	4.6
Pre-tax income (loss)	$ 14.1	$ 12.0	$ (13.0)	$ 20.1

The following table provides a reconciliation between underwriting margin and pre-tax income. We generally limit the underwriting risk we assume through the use of both reinsurance (e.g., quota share and excess of loss) and retrospective commission agreements with our partners (e.g., commissions paid adjust based on the actual underlying losses incurred), which manage and mitigate our risk. Period-over-period comparisons of revenues are often impacted by the PORCs and clients' choice as to whether to retain risk, specifically with respect to the relationship between service and administration expenses and ceding commissions, both components of revenue, and the offsetting policy and contract benefits and commissions paid to our partners and reinsurers. Generally, when losses are incurred, the risk which is retained by our partners and reinsurers is reflected in a reduction in commissions paid. In order to better explain to investors the net financial impact of the risk retained by the Company of the insurance contracts written and the impact on profitability, we use the Non-GAAP metric - Underwriting Margin.

Expressed as a percentage, the combined ratio represents the relationship of policy and contract benefits, commission expense (net of ceding commissions), employee compensation and benefits, and other expenses to net earned premiums, service and administrative fees, and other income. Investors use this ratio to evaluate our ability to profitably underwrite the risks we assume over time and manage our operating costs. As such, we believe that presenting underwriting margin and the combined ratio provides useful information to investors and aligns more closely to how management measures the underwriting performance of the business.

TiptreeInc.
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